SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Seventh Amendment to Amended and Restated Credit Agreement (this "Amendment") is made as of June 5, 2017, by and among the financial institutions from time to time signatory hereto (individually, a "Lender" and collectively, the "Lenders"), ZB, N.A. dba CALIFORNIA BANK & TRUST (who also does business as California Bank & Trust, a division of ZB, N.A.), successor by merger to California Bank & Trust, as Administrative Agent for the Lenders (in such capacity, the "Agent"), and Owens Realty Mortgage, Inc., a Maryland corporation ("Borrower").
RECITALS
A. Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated April 16, 2015 (as amended and modified through but excluding the date hereof, by that certain (i) First Amendment to Amended and Restated Credit Agreement and Loan Documents (the "First Amendment") dated March 1, 2016, among Agent, Borrower and Lenders, (ii) Second Amendment to Amended and Restated Credit Agreement and Loan Documents (the "Second Amendment") dated May 5, 2016, among Agent, Borrower and Lenders, (iii) Third Amendment to Amended and Restated Credit Agreement and Loan Documents (the "Third Amendment") dated June 3, 2016, among Agent, Borrower and Lenders, (iv) Fourth Amendment to Amended and Restated Credit Agreement dated October 19, 2016, (v) Omnibus Amendment to Loan Documents (the "Omnibus Amendment") dated January 30, 2017, among Agent, Borrower and Lenders, and (vi) Sixth Amendment to Amended and Restated Credit Agreement (this "Amendment") dated March 1, 2017, the "Credit Agreement").
B. The Credit Agreement is evidenced by that certain (i) Amended and Restated Master Revolving Note in the principal amount of $35,000,000, by Borrower to the order of California Bank & Trust, a division of ZB, N.A., dated as of March 1, 2016, amending and restating that certain promissory note from Borrower in the original principal amount of $20,000,000, dated April 16, 2015 and (ii) Master Revolving Note in the principal amount of $20,000,000, by Borrower to the order of First Bank, dated as of March 1, 2016, amending and restating that certain promissory note from Borrower in the original principal amount of $10,000,000, dated April 16, 2015 (as amended by that certain First Note Revision Agreement dated March 1, 2017, executed by Borrower and accepted by First Bank), each such Note as amended by the Omnibus Amendment.  The Credit Agreement may in the future be evidenced by additional loans made pursuant to a new Sublimit Facility under the Credit Agreement and pursuant to the terms of the Advance Formula Agreement.  Concurrently herewith, Borrower is executing a new Master Revolving Note in the principal amount of $20,000,000, payable to the order of Umpqua Bank and new restated notes in favor of the existing Lenders (the "New Notes").
C. Borrower executed various documents and agreements in connection with the Credit Agreement, including, but not limited to the following:  (i) Amended and Restated Advance Formula Agreement dated April 16, 2015, among Agent, Lenders and Borrower (as amended and modified through but excluding the date hereof, by (A) the First Amendment, (B) the Second Amendment, (C) the Third Amendment, (D) that certain Fourth Amendment to Amended and Restated Advance Formula Agreement dated October 19, 2016 and (E) the Omnibus Amendment, the "Advance Formula Agreement"), (ii) Addendum to Credit Agreement (Agency Provisions) dated April 16, 2015, among Agent, Lenders and Borrower (as amended and modified through but excluding the date hereof, by (A) the First Amendment, (B) the Second Amendment, (C) that certain Third Amendment to Addendum to Credit Agreement (Agency Provisions) dated October 19, 2016, (D) the Omnibus Amendment, and (E) that certain Fifth Amendment to Addendum to Credit Agreement (Agency Provisions) dated March 1, 2017, the "Addendum to Credit Agreement"), (iii) Security Agreement dated April 16, 2015, in favor of Agent and Lenders, as amended by the Omnibus Amendment, (iv) Reference Agreement as amended by the First Amendment and the Omnibus Amendment and (v) various Pledge Agreements and Amended and Restated Pledge Agreements, as amended by (A) the First Amendment, (B) that certain Omnibus Amendment to Pledge Agreements and Amended and Restated Pledge Agreements dated October 19, 2016, and (C) the Omnibus Amendment (together with Collateral Assignments of Deeds of Trust and related agreements in connection therewith) in favor of Agent and Lenders.  As of the date of this Amendment, the Loan is not secured directly by any real property.

D. Agent, Lenders and Borrower have agreed to amend the Credit Agreement, on the terms and conditions set forth below.
AGREEMENT
NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Definitions.  Unless otherwise indicated, words and terms which are defined in the Advance Formula Agreement have the same meaning where used herein.
2. Amendment to Credit Agreement.
2.1 In Section 1 of the Credit Agreement, the definition of "Master Revolving Notes" is hereby restated as set forth below:
""Master Revolving Notes" shall mean collectively, the Second Amended and Restated Master Revolving Note dated June 5, 2017, in the principal amount of $35,000,000, by Borrower to the order of ZB, N.A., dba California Bank & Trust (who also does business as California Bank & Trust, a division of ZB, N.A.), the Second Amended and Restated Master Revolving Note dated June 5, 2017, in the principal amount of $20,000,000, by Borrower to the order of First Bank, and the Master Revolving Note dated June 5, 2017, in the principal amount of $20,000,000, by Borrower to the order of Umpqua Bank (as each may have been amended, modified or supplemented)."
2.2 In Section 1 of the Credit Agreement, the definition of "Total Commitment" is hereby deleted and replaced with the following:
"Total Commitment" shall mean Seventy Five Million Dollars ($75,000,000)."
2.3 The Form of Borrowing Base Certificate and the Form of Disbursement Request attached to the Credit Agreement is replaced in its entirety with the attached Form of Borrowing Base Certificate and Form of Disbursement Request.
3. Payment of Fees, Costs and Expenses.  Borrower shall pay Bank, on demand, all fees, costs and expenses relating to this Amendment, including without limitation, all fees, costs and expenses (including attorney's fees and costs, whether out-of-pocket or recoverable pursuant to statute or court rule) incurred by Bank in advising, negotiating, structuring, drafting, reviewing, amending, terminating, enforcing, defending or concerning this Amendment, the Credit Agreement, any of the Loan Documents or any agreement related thereto, whether or not suit is brought.
4. Conditions to Effectiveness.  The effectiveness of this Amendment is conditioned upon the Bank's receipt of the following items, in form and content acceptable to the Bank:
4.1 A fully executed counterpart of this Amendment.
4.2 A fully executed counterpart of the Sixth Amendment to Addendum to Credit Agreement, the New Notes, and a Compliance Certificate in form and substance satisfactory to Agent.
4.3 Evidence that the execution, delivery and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized, including a new Resolution and Incumbency Certificate.
4.4 Payment by the Borrower of all costs, expenses and attorneys' fees incurred by the Bank in connection with this Amendment.
4.5 Payment by Borrower to Umpqua Bank of a $100,000 loan fee, pro-rated over the remaining period through the maturity date of the Master Revolving Note payable to Umpqua Bank existing on the date hereof.

5. Governing Law.  This Amendment shall be governed and controlled in all respects by the laws of the State of California, without regard to any conflict of law provisions or principles, including interpretation, enforceability, validity and construction.
6. Integration.  This Amendment embodies the entire agreement and understanding among the parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.  No course of prior dealings among the parties hereto, no usage of trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain or modify any term used herein.  In the event of any conflict between the terms and provisions of this Amendment and the Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a product of negotiation and preparation by and among the parties hereto.  Therefore, Borrower and Bank expressly waive the provisions of Civil Code Section 1654 and acknowledge and agree that this Amendment should not be deemed prepared or drafted by any one party or any other and shall be construed accordingly.
7. No Oral Modifications.  The terms of this Amendment cannot be waived, modified or amended except by a writing signed by the parties to this Amendment.  Each party agrees that he, she or it will not rely upon any oral or other non-written waiver, modification or amendment.
8. Reliance.  Borrower has not relied upon any statement, representation or promise of Bank or any person or entity acting on Bank's behalf in executing this Amendment or any related documents or instruments, except as expressly stated in this Amendment or in the related documents or instruments.  Nothing contained in this Amendment is intended to confer any rights, powers or privileges on any person or entity other than the undersigned parties and their heirs, successors and assigns.
9. Counterparts.  This Amendment may be executed in counterparts and facsimiles and the counterpart, when properly executed and delivered, will constitute a fully executed complete agreement.
10. Liens.  Nothing herein contained or done pursuant hereto shall affect or impair or be construed to affect or impair the lien, charge or encumbrance created by any Pledge Agreement or the priority thereof over other liens, charges or encumbrances, if any, or to release or affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Loan Documents.
11. Successors and Assigns.  This Amendment shall apply to, bind and inure to the benefit of the heirs, administrators, executors, legal representatives, successors and assigns of Pledgor and the endorsees, transferees, successors and assigns of Agent and Lenders.
[Signatures on following page(s)]

IN WITNESS WHEREOF, the parties hereto have executed this document as of the date first above written.
Borrower:
Owens Realty Mortgage, Inc.,
a Maryland corporation

By: ________________________________
Name: Bryan H. Draper
 Title: Chief Executive Officer and President
AGENT:

 ZB, N.A. dba CALIFORNIA BANK & TRUST
(who also does business as California Bank & Trust,
a division of ZB, N.A.), successor by merger to
California Bank & Trust, as Agent

By: _________________________________
 Thomas C. Paton, Jr.
 Senior Vice President and Manager

LENDERS:

ZB, N.A. dba CALIFORNIA BANK & TRUST
(who also does business as California Bank & Trust,
a division of ZB, N.A.), successor by merger to
California Bank & Trust

By:_________________________________
Thomas C. Paton, Jr.
 Senior Vice President and Manager

FIRST BANK

By:_________________________________
Name:
 Title:

UMPQUA BANK

By:_________________________________
Name:
 Title:

FORM OF BORROWING BASE CERTIFICATE
(Section 4(a)(iv)(A))

To:    ZB, N.A. dba California Bank & Trust
456 Montgomery Street, 23rd Floor
San Francisco, CA  94104
Attn.: Thomas C. Paton, Jr.

From:   Owens Realty Mortgage, Inc.

This Borrowing Base Certificate is given pursuant to Section 4(a)(iv)(A) of the Amended and Restated Credit Agreement, dated April 16, 2015 among ZB, N.A. dba CALIFORNIA BANK & TRUST (who also does business as California Bank & Trust, a division of ZB, N.A.), successor by merger to California Bank & Trust ("Agent"), the financial institutions from time to time signatory thereto ("Lenders") and Owens Realty Mortgage, Inc. ("Borrower"), as it may have been amended, modified or supplemented ("Credit Agreement"), and the Amended and Restated Advance Formula Agreement dated April 16, 2015 among Agent, Lenders and Borrower, as it may have been amended, modified or supplemented ("Advance Formula Agreement").  All initially capitalized terms used but not defined in this Borrowing Base Certificate shall have the meanings assigned to such terms in the Credit Agreement or the Advance Formula Agreement, as applicable.
The undersigned hereby certifies that:
1. I am an Authorized Officer of Borrower, and hold the following position with Borrower: _________________________.   I am authorized to execute and deliver this Certificate to Agent on behalf of Borrower.
2. I have reviewed and am familiar with the terms of the Credit Agreement, the Advance Formula Agreement, the other Loan Documents, and have made, or caused to be made under my supervision, a detailed review of the transactions and condition of Borrower, the Eligible Loan Notes, the Eligible Sublimit Loan Notes, and the Eligible Owned Real Properties.
3. Each of the following is an Eligible Loan Note, with a statement of the current outstanding principal balance and Appraised Value of the real property securing the Eligible Loan Note:
	Note	Outstanding Principal Balance of Note	Appraised Value of Real Property Securing Note	Borrowing Availability (Lesser of 75% of Outstanding Principal Balance of Note and 50% of Appraised Value of Real Property Securing Note)
a.
b.

Each of the Eligible Loan Notes satisfies all of the requirements set forth in Section 1.B of the Advance Formula Agreement.
4. Each of the following is an Eligible Owned Real Property, with a statement of its Appraised Value:
	Property	Appraised Value	Borrowing Availability (50% of Appraised Value)
a.
b.

Each of the Eligible Owned Real Properties satisfies all of the requirements set forth in Section 1.C of the Advance Formula Agreement.
The aggregate amount of borrowing availability based on Eligible Loan Notes is $_________________,
The aggregate amount of borrowing availability based on Eligible Owned Real Property is $____________.
5. Under the Advance Formula Agreement, the maximum amount that may be borrowed from Lenders (including from Agent with respect to Swing Line Loans) is $_________________, consisting of the lesser of (a) $75,000,000.00 or (b) the sum of (i) the borrowing availability under the Eligible Loan Notes in the amount set forth above plus (ii) the borrowing availability under the Eligible Owned Real Properties in the amount set forth above plus (iii) the borrowing availability under the Eligible Sublimit Loan Notes in the amount of $__________________ [enter amount from Sublimit Facility Certificate].
6. The current outstanding principal balance owed by Borrower to Lenders (including to Agent with respect to any Swing Line Loan and to Lenders under any Sublimit Loans) under the Advance Formula Agreement is $___________________.
7. The current outstanding principal balance owed by Borrower to Lenders (including to Agent with respect to any Swing Line Loan) under the Credit Agreement and Advance Formula Agreement is $___________________.
8. The remaining borrowing availability under the Advance Formula Agreement is $___________________.
9. I represent and warrant that the foregoing is true, complete and correct as of the date hereof, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties contained in the Credit Agreement, the Advance Formula Agreement, and the other Loan Documents.
10. The calculations in this Borrowing Base Certificate are as of _________________.
11. This Borrowing Base Certificate is made and delivered to Agent on _________________.
OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

By:_____________________________________
Name:
Title:
2

FORM OF DISBURSEMENT REQUEST
 (Section 4(m))

To:          Z.B., N.A. dba California Bank & Trust
456 Montgomery Street, 23rd Floor
San Francisco, CA  94104
Attn.: Thomas C. Paton, Jr.

From:   Owens Realty Mortgage, Inc.

This Disbursement Request is given pursuant to the Amended and Restated Credit Agreement, dated April 16, 2015 among ZB, N.A. dba CALIFORNIA BANK & TRUST (who also does business as California Bank & Trust, a division of ZB, N.A.), successor by merger to California Bank & Trust ("Agent"), the financial institutions signatory thereto from time to time ("Lenders") and Owens Realty Mortgage, Inc. ("Borrower"), as it may have been amended, modified or supplemented ("Credit Agreement"), the Amended and Restated Advance Formula Agreement, dated April 16, 2015 among Agent, Lenders and Borrower, as it may have been amended, modified or supplemented ("Advance Formula Agreement"), the Second Amended and Restated Master Revolving Note dated as of June 5, 2017, in the principal amount of $35,000,000, by Borrower to the order of ZB, N.A. dba CALIFORNIA BANK & TRUST (who also does business as California Bank & Trust, a division of ZB, N.A.), successor by merger to California Bank & Trust (as it may have been amended, modified or supplemented, the "CB&T Note"), the Second Amended and Restated Master Revolving Note dated as of June 5, 2017, in the principal amount of $20,000,000, by Borrower to the order of First Bank (as it may have been amended, modified or supplemented, the "First Bank Note"), and the Master Revolving Note dated as of June 5, 2017, in the principal amount of $20,000,000, by Borrower to the order of Umpqua Bank (as it may have been amended, modified or supplemented, the "Umpqua Bank Note").  The CB&T Note, the First Bank Note, and the Umpqua Note, are referred to collectively as the "Master Revolving Notes").  All initially capitalized terms used but not defined in this Disbursement Request shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned hereby certifies that:

1.
I am an Authorized Officer of Borrower, and hold the following position with Borrower: _________________________.   I am authorized to execute and deliver this Disbursement Request to Agent on behalf of Borrower.

2.
On behalf of Borrower, I represent and warrant that the statements made in the Compliance Certificate and Borrowing Base Certificate most recently delivered to Agent are true, complete and correct as of the dates thereof, and that Borrower is entitled under the Loan Documents, as of the date hereof, to receive the disbursement requested by this Disbursement Request.

3.
On behalf of Borrower, I request that Agent disburse the sum of $_______________ to Borrower pursuant to the Credit Agreement, the Advance Formula Agreement and the Master Revolving Notes in the following manner:

□ Swing Line Loan in the amount of $___________________.
□ Loan (other than under the Sublimit Facility) in the amount of $___________________.
4.	On behalf of Borrower, I request that Agent disburse the sum of $_______________ to Borrower pursuant to the Credit Agreement and the Advance Formula Agreement under the Sublimit Facility.
5.	This Disbursement Request is made and delivered to Agent on _________________.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

By:_____________________________________
 Name:
Title: